                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------



  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 20, 2003 (MAY 5, 2003)



                             DOV PHARMACEUTICAL, INC
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)




          DELAWARE                       000-49730               22-3374365
------------------------------    ------------------------  -------------------
 (STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


                   433 HACKENSACK AVENUE, HACKENSACK, NJ 07601
-------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (201) 968-0980
-------------------------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 7.  EXHIBITS

(c)      Exhibits.  The following exhibits are being furnished herewith:

EXHIBIT
NUMBER   TITLE
------   -----
99.1 Letter to shareholders dated May 5, 2003, from Arnold Lippa, CEO of registrant

99.2     Earnings press release dated May 15, 2003, issued by registrant


ITEM 9.  REGULATION FD DISCLOSURE.

On May 15, 2003, a press release (exhibit 99.2) was issued by registrant followed by its quarterly report on Form 10-Q filed the same day.

Exhibit 99.2 is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of registrant under the Securities Act of 1933, as amended. Furthermore, the furnishing of exhibit 99.2 in this current report is not intended to constitute a determination by registrant that the information contained therein is material or that the dissemination of such information herein is required by Regulation FD.

Registrant's cautionary note regarding forward-looking statements contained or referred to in exhibit 99.2 apply to such statements in exhibit 99.1.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     DOV Pharmaceutical, Inc.



Date: May 20, 2003                                   /S/ ARNOLD LIPPA
                                                     --------------------------
                                                     Arnold Lippa
                                                     Chief Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION
-----------    ------------

99.1 Letter to shareholders dated May 5, 2003, from Arnold Lippa, CEO of registrant

99.2           Earnings press release dated May 15, 2003, issued by registrant